UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2011

HIGHLAND BUSINESS SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34642	26-1607874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Avenida Fabricante, Suite 100 San Clemente, California	92672
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 276-5428

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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*EXPLANATORY NOTE – The Registrant is amending this Form 8-K to provide audited financial statements pursuant to Form 8-K Item 2.01. No other disclosure has changed as a result of this amendment.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 2, 2011, the Registrant completed the previously announced reverse triangular merger by and among HGLB Sub Co. (“Sub Co”), a Nevada corporation and wholly owned subsidiary of the Registrant, and Elevate Marketing Group, LLC (“Elevate”), a Utah limited liability company, whereby Elevate became a wholly owned subsidiary of the Registrant.

Pursuant to the terms of the Merger Agreement and concurrent with the closing of the Merger, the Registrant declared a forward split on the basis of six (6) shares of common stock to be issued for every one (1) share issued and outstanding on February 28, 2011, the record date. The 6:1 forward split was announced on the OTCBB Daily List on February 25, 2011 and took effect at the open of business on February 28, 2011. Additionally, pursuant to the terms of the Merger Agreement, the Registrant accepted the resignation of its prior officers and directors and appointed Mr. Wright Thurston as President, Chief Executive Officer, Treasurer, and a Director of the Registrant effective February 22, 2011.

Pursuant to the conditions to closing of the Merger, on March 3, 2011 the Registrant issued 19,000,000 shares of common stock in exchange for 100% of Elevate’s outstanding membership interest and obtained cancellation of a total of 36,000,000 shares of common stock.

As a result of the closing of the Merger, the Registrant’s main focus has been redirected to the operations of Elevate.  The Registrant now owns 100% of Elevate, which is a premier digital services provider with an array of IP and wireless residential services. Elevate Broadband offers wireless and wireline residential Internet service with up to 10 mbps service. Elevate also offers a fully integrated suite of home security products and services that include Elevate Interactive, a complete home security management system operated online or through a wireless mobile App. Elevate Entertainment is both an IP based TV and Satellite TV service offered in cooperation with DirecTV™ and DISH Network™. Elevate Mobile provides mobile services that offer the latest smart phone technologies.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Pursuant to Rule 8-04(b) of Regulation S-X (17 CFR 210.3-05(b)), the Elevate Marketing Group, LLC. audited financial statements as of and for the years ended December 31, 2010 and 2009 is filed herewith.

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(b) Pro Forma Financial Information.

Pursuant to Rule 8-05 of Regulation S-X (17 CFR 210), the unaudited pro forma consolidated balance sheets and statements of operations  of Highland Business Services, Inc. and Elevate Marketing Group, LLC for the periods ended December 31, 2010 and March 31, 2011, along with the notes to such unaudited pro forma consolidated financial information, are filed herewith.

(d) Exhibits.

Incorporated by reference
Exhibit Number	Exhibit Description	Filed herewith	Form	Period ending	Exhibit	Filing date
2.1	Acquisition Agreement and Plan of Reorgainzation		8-K		2.1	3/2/11
3i(c)	Bylaws of Alcantara Brands Corporation		8-K		3i(c)	3/2/11
3i(d)	Merger Agreement		8-K		3i(d)	3/2/11

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND BUSINESS SERVICES, INC.

By: /S/ Donna S. Moore
Donna S. Moore, Chief Financial Officer

Date:  April 29, 2011

 4

INDEX TO FINANCIAL STATEMENTS

Page
Audited Consolidated Financial Statements of Elevate Marketing Group, LLC for the Fiscal Year Ended December 31, 2010 and 2009
Report of Independent Registered Public Accounting Firm	F-1
Consolidated Balance Sheets as of December 31, 2010 and 2009	F-2
Consolidated Statements of Operations for the years ended December 31, 2010 and 2009	F-3
Consolidated Statements of Members’ Equity/(Deficit) for the years ended December 31, 2010 and 2009	F-4
Consolidated Statements of Cash Flows for the years ended December 31, 2010 and 2009	F-5
Notes to Consolidated Financial Statements	F-6

Unaudited Pro Forma Consolidated Financial Information of Highland Business Services, Inc. and Elevate Marketing Group, LLC for the Three Months Ended March 31, 2011
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011	G-1
Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2011	G-2
Notes to Pro Forma Financial Information	G-3

Unaudited Pro Forma Consolidated Financial Information of Highland Business Services, Inc. and Elevate Marketing Group, LLC for the Fiscal Year Ended December 31, 2010
Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010	H-1
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010	H-2
Notes to Pro Forma Financial Information	H-3

ELEVATE MARKETING GROUP, LLC

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
(AUDITED)

De Joya Griffith & Company, LLC

CERTIFIED PUBLIC ACCOUNTANTS & CONSULTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
Elevate Marketing Group, LLC

We have audited the accompanying consolidated balance sheets of Elevate Marketing Group, LLC and subsidiaries as of December 31, 2010 and 2009 and the related consolidated statements of operations, members’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elevate Marketing Group, LLC and subsidiaries as of December 31, 2010 and 2009 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

/S/ De Joya Griffith & Company, LLC

Henderson, Nevada
April 15, 2011

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(AUDITED)

	December 31,	December 31,
	2010	2009

ASSETS

CURRENT ASSETS
Cash	$4,915	$731
Inventory	43,200	-

Total current assets	48,115	731

Property & equipment, net	148,214	-

Total assets	$196,329	$731

LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$165,873	$21,233
Accrued expenses	11,607	-
Accrued interest payable	4,113	-
Loans payable	401,000	-
Loan payable - related party	55,585	70,000

Total current liabilities	638,178	91,233

Total liabilities	638,178	91,233

MEMBERS' DEFICIT
Member's deficit	(441,849)	(90,502)

Total Members' deficit	(441,849)	(90,502)

TOTAL LIABILITIES AND
MEMBERS' DEFICIT	$196,329	$731

See accompanying notes of these combined financial statements.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(AUDITED)

	Years Ended December 31,
	2010	2009

Revenues
Alarm sales	$133,349	$181,784

Cost of sales
Direct cost of services	5,485	-

Gross profit	127,864	181,784

Operating expense
Legal and professional	78,160	90,165
Bad debt expense	-	67,688
Selling, general and administrative	234,555	72,398
Contract labor	143,035	36,970
Advertising and marketing	17,650	-
Depreciation	1,786	-

Total expenses	475,186	267,221

Operating loss	(347,322)	(85,437)

Other expense
Interest expense	(4,113)	(5,200)

Total other expense	(4,113)	(5,200)

NET LOSS	$(351,435)	$(90,637)

Loss per average membership units	$(0.02)	$(0.00)

Average membership units outstanding	20,000,000	20,000,000

See accompanying notes of these combined financial statements.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF MEMBERS' DEFICIT
(AUDITED)

Total
Members'
Deficit

Balance, December 31, 2008	$(65)

Member contribution	200

Net loss	(90,637)

Balance, December 31, 2009	(90,502)

Member contribution	88

Net loss	(351,435)

Balance, December 31, 2010	$(441,849)

See accompanying notes of these combined financial statements.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(AUDITED)

	Years Ended December 31,
	2010	2009

Cash flows from
Operating activities

Net loss	$(351,435)	$(90,637)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,786	-
Changes in operating assets and liabilities
Inventory	(43,200)	-
Accounts payable	144,640	21,233
Accrued expenses	11,607	-
Accrued interest payable	4,113	-

Net cash used in operating activities	(232,489)	(69,404)

Cash flows from investing activities
Purchase of equipment	(150,000)	-

Net cash used in investing activities	(150,000)	-

Cash flows from financing activities
Member contribution	88	200
Proceeds from loans	401,000
Proceeds from loans payable, related party	164,578	70,000
Repayment of loans payable, related party	(178,994)	-

Net cash provided by financing activities	386,672	70,200

Net increase in cash	4,183	796

Cash, beginning of year	731	(65)

Cash, end of year	$4,915	$731

Supplemental Information:
Cash paid for:
Taxes	$-	$-
Interest Expense	$-	$-

See accompanying notes of these combined financial statements.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010 and 2009

Note 1.  Nature of Business and Organization

Elevate Marketing Group, LLC (“Company”) was founded in 2008. The Company began selling its wireless broadband service together with a fully integrated VolP telecommunications service in the fall of 2008.  The Company’s broadband provides internet access with data transfer speeds up to 10 mbps, offers wireless distribution and is connected to a 4G hybrid mesh network.  The Company’s Stack (five premium digital services bundled into one premium service) expanded in 2009 by adding monitored cellular two-way voice home security.  In April, 2009, IAlarm, LLC was created as a wholly owned subsidiary of the Company.  In June 2010, IAlarm was incorporated as a Utah corporation.

On March 2, 2011, the Company completed a reverse triangular merger by and among HGLB Co. (Sub Co.), a Nevada corporation and wholly owned subsidiary of Highland Business Services, Inc. whereby the Company became a wholly owned subsidiary of Highland Business Services, Inc. (See Note 7. Subsequent Events).

Members of the Company

Ownership interest at December 31, 2010 and 2009 was as follows:

Ascend Investment Group, LLC	13,780,000 Units
4 Ward Enterprises, Inc.	3,100,000 Units
Rough Stone, LLC	2,320,000 Units
Jordan Folsom	800,000 Units

Furthermore, in accordance with the Operating Agreement, the Managers, Benjamin Ward and Wright W. Thurston, have full and complete power and authority to manage and operate the Company and make decisions affecting its business and affairs.

Basis of Presentation

These consolidated financial statements have been prepared to reflect the financial position, results of operations and cash flows of the Company and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Elevate Marketing Group and its subsidiaries. IAlarm (100% owned), is 100% consolidated in the financial statements.  All material inter-company accounts and transactions have been eliminated.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010 and 2009

Note 2.  Summary of Significant Accounting Policies

Going Concern

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has incurred losses since inception with a members’ deficit of $441,849 as of December 31, 2010.  The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock or through debt financing and, ultimately, the achievement of significant operating revenues.  However, with the merger discussed in the subsequent event footnote, the ability of the Company to generate profits is greatly increased. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Generally, matters subject to estimation and judgment include amounts related to asset impairments and useful lives of fixed assets.   Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers highly liquid investments with insignificant interest rate risk and original maturities of three months or less to be cash equivalents.  Cash equivalents consist primarily of interest-bearing bank accounts and money market funds.  The Company’s cash positions represent cash on deposit in checking accounts.  These assets are generally available on a daily basis and are highly liquid in nature.

Revenue Recognition

For recognizing revenue, the Company applies the provisions of the Revenue Recognition Topic of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).   Revenues are generated from burglar alarm systems sales that include activation, hardware and monthly usage fees.  The alarm revenues include the resale of customer accounts to third parties for a negotiated amount.  The majority of the revenues from third party contracts are recognized when the account is purchased.   The Company recognized revenue from sales of $133,349 and $181,784 for the years ended December 31, 2010 and 2009, respectively.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010 and 2009

The Company recognizes revenue on an accrual basis as it invoices for services.  Revenue is generally realized or realizable and earned when all of the following criteria are met:  1) persuasive evidence of an arrangement exists between the Company and our customer(s); 2) services have been rendered; 3) our price to our customer is fixed or determinable; and 4) collectability is reasonably assured.

Income Taxes

The Company is treated as a partnership for federal income tax purposes and does not incur income taxes.  Instead, its earnings and losses are allocated to and reported on the individual returns of the members’ tax returns.  Accordingly, no provision for income tax is included in the consolidated financial statements.

Fair Value of Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2010 and 2009.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accrued liabilities, accounts payable, and loans payable. Fair values were assumed to approximate carrying values because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Accounts Receivable

The Company does not maintain accounts receivable because the monthly fees are automatically deducted from or charged to each customer’s bank or credit card account.

Inventory

The Company purchases ready to sell inventory directly from manufacturers.  Inventory is stated at the lower of cost (first-in, first-out) or net realizable value.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010 and 2009

Property and Equipment

Property and equipment are recorded at historical cost.  Minor additions and renewals are expensed in the year incurred.  Major additions and renewals are capitalized and depreciated over their estimated useful lives.  When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.  Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes.  The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate.  The estimated useful lives for significant property and equipment categories are as follows:

Computer Equipment	5-7 years

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition.  In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.  The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition and other economic factors.  Based on this assessment there was no impairment as of December 31, 2010 and 2009.

Impairment

FASB ASC 360-10-35-21 “Impairment or Disposal of Long Lived-Asset” requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  We regularly evaluate whether events or circumstances have occurred that indicate the carrying value of our long-lived assets may not be recoverable.  If factors indicate the asset may not be recoverable, we compare the related undiscounted future net cash flows to the carrying value of the asset to determine if impairment exists.  If the expected future net cash flows are less than the carrying value, an impairment charge is recognized based on the fair value of the asset.  An evaluation of our intangible assets was conducted utilizing the two step impairment analysis. No impairments were indicated or recorded during the years ended December 31, 2010 and 2009.

Advertising and Marketing

The Company expenses advertising and marketing costs when incurred.  Total advertising and marketing expense was $17,650 and $0 for years ended December 31, 2010 and December 31, 2009, respectively.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010 and 2009

Recently Issued Accounting Standards

The Company has evaluated the recent accounting pronouncements through ASU 2010-26 and believes that none of them will have a material effect on the company’s financial statements, except for the one listed below.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.  This amendment to Topic 820 has improved disclosures about fair value measurements on the basis of input received from the users of financial statements.  This is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Early adoption is permitted.  The Company does not expect the provisions of ASU 2010-06 to have a material effect on the financial position, results of operations or cash flows of the Company.

Note 3.  Property & Equipment

Property and equipment are depreciated using the straight-line method over the estimated useful lives that range from 5 to 7 years.  Property and equipment consist of the following:

	December 31
	2010	2009

Network Infrastructure	$150,000	$-
Less: Accumulated Depreciation	(1,786)	-

Net Property and Equipment	$148,214	$-

During the years ended December 31, 2010 and 2009, the Company recorded depreciation expense of $1,786 and $0, respectively.

Note 4. Loan Payable-Related Party

Loan payable consists of the following at:

	December 31, 2010	December 31, 2009
Loan payable to the sole member of the Company, unsecured, 0% interest, due upon demand	$55,585	$70,000

Total Loans Payable	$55,585	$70,000

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010 and 2009

Interest expense for the years ended December 31, 2010 and 2009 was $0 and $0, respectively.

Note 5.  Loans Payable

Loans payable consist of the following at:

	December 31, 2010	December 31, 2009
Note payable to a non related party of the Company, unsecured, 10% interest, due upon demand	$31,000	$-

Note payable to a non related party of the Company, unsecured, 10% interest, due December 31, 2010 (1)	95,000	-

Note payable to a non related party of the Company, unsecured, 0% interest, due upon demand	275,000	-

Total Loans Payable	$401,000	$-

(1) In default as of December 31, 2010

Interest expense for the years ended December 31, 2010 and 2009 was $4,113 and $0, respectively.

Note 6. Members’ deficit

The Company's articles of organization provide for all members to have all the rights and obligations that normally pertain to members of a Nevada Limited Liability Company.

As of December 31, 2010, the Company was authorized to issue a total of 40,000,000 Units. As of December 31, 2010 and 2009, the Company has issued an aggregate of 20,000,000 Units to Members. (See Note 1).

During the years ended December 31, 2010 and 2009, the members contributed capital of $88 and $200, respectively.

Note 7. Subsequent Events

On March 2, 2011, the Company completed the reverse triangular merger by and among HGLB Co. (Sub Co.), a Nevada corporation and wholly owned subsidiary of Highland Business Services, Inc. whereby the Company became a wholly owned subsidiary of Highland Business Services, Inc.

ELEVATE MARKETING GROUP, LLC AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010 and 2009

Pursuant to the terms of the Merger Agreement and concurrent with the closing of the Merger with Highland Business Services, Inc., Mr. Wright Thurston was appointed President, Chief Executive Officer, Treasurer, and a Director of Highland Business Services, Inc. effective February 22, 2011.

As a result of the closing of the Merger, Highland Business Services, Inc.’s main focus has been redirected to the operations of Elevate.  Highland Business Services, Inc. now owns 100% of Elevate, which is a premier digital services provider with an array of IP and wireless residential services. Elevate Broadband offers wireless and wireline residential Internet service with up to 10 mbps service. Elevate also offers a fully integrated suite of home security products and services that include Elevate Interactive, a complete home security management system operated online or through a wireless mobile App. Elevate Entertainment is both an IP based TV and Satellite TV service offered in cooperation with DirecTV™ and DISH Network™. Elevate Mobile provides mobile services that offer the latest smart phone technologies.

Subsequent to the year end, the Company received approximately $245,000 in additional loans payables. The loans are unsecured, bear 0% interest and are due on demand.

HIGHLAND BUSINESS SERVICES, INC. AND ELEVATE MARKETING GROUP, LLC

INDEX TO CONSOLIDATED PRO FORMA FINANCIAL INFORMATION
FOR THE THREE MONTHS ENDED MARCH 31, 2011

UNAUDITED PRO FORMA

Page
Pro Forma Condensed Consolidated Balance Sheet	G-1
Pro Forma Condensed Consolidated Statement of Operations	G-2
Notes to Pro Forma Consolidated Financial Information	G-3

Highland Business Services, Inc.
Pro-Forma Condensed Consolidated Balance Sheet
March 31, 2011
(unaudited)

			Pro-Forma	Pro-Forma
	Highland	Elevate	Adjustments	Consolidated
ASSETS

Current assets:
Cash	$-	$1,252	$-	$1,252
Accounts receivable	879	-	(879)	-
Prepaid expenses	-	4,688	-	4,688
Inventory	-	58,783	-	58,783
Total Current Assets	879	64,723	(879)	64,723

Property and equipment, net	-	161,819	-	161,819

Other assets:
Other assets	-	10,000	-	10,000
Total Other Assets	-	10,000	-	10,000

Total Assets	$879	$236,542	$(879)	$236,542

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$100	$174,787	$(100)	$174,787
Bank Overdraft		2,601		2,601
Accrued expenses	-	13,077	-	13,077
Accrued interest payable	-	4,113	-	4,113
Convertible Debt	-	746,098	-	746,098
Loans payable - related parties	-	17,301	-	17,301
Total current liabilities	100	957,977	(100)	957,977

Total Liabilities	100	957,977	(100)	957,977

Stockholders' equity (deficit):
Membership interest	-	(721,435)	721,435	-
Common stock	41,676	-	(17,000)	24,676
Additional paid in capital	72,385	-	(72,385)	-
Accumulated deficit	(113,282)	-	(632,829)	(746,111)
Total Stockholders' Equity (Deficit)	779	(721,435)	(779)	(721,435)

Total Liabilities and Stockholders' Equity (Deficit)	$879	$236,542	$(879)	$236,542

Highland Business Services, Inc.
Pro-Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2011
(unaudited)

			Pro-Forma	Pro-Forma
	Highland	Elevate	Adjustments	Consolidated

Operating revenue:
Alarm Sales	$-	$65,228	$-	65,228
Other revenue	424	-	(424)	-
Total revenue	424	65,228	(424)	65,228

Operating expenses:
Direct cost of services	-	39,887	-	39,887
Other costs of revenue	-	-	-	-
Total direct cost of services	-	39,887	-	39,887

Legal and professional	144	27,774	(144)	27,774
Selling, general and administrative	3,174	101,772	(3,174)	101,773
Contract Labor	-	160,023	-	160,023
Advertising and marketing	-	9,564	-	9,564
Depreciation and amortization	-	5,793	-	5,793
Total operating expenses	3,318	304,926	(3,318)	304,927

Net (loss) from operations	(2,894)	(279,586)	2,894	(279,586)

Other income and (expense)
Interest expense	-	-	-	-
Other income (expense)	-	-	-	-
Total other income (expense)	-	-	-	-

Net (loss) before income taxes	(2,894)	(279,586)	2,894	(279,586)

Income tax expense	-	-	-	-

Net (loss)	$(2,894)	$(279,586)	$2,894	$(279,586)

HIGHLAND BUSINESS SERVICES, INC. AND ELEVATE MARKETING GROUP, LLC
NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2011

1.  BASIS OF PRESENTATION FOR PRO-FORMA FINANCIAL STATEMENTS

On March 2, 2011, Highland Business Services, Inc. (“HGLB”) acquired 100% of Elevate Marketing Group, LLC (“Elevate”) in exchange for a total of 19,000,000 restricted shares of HGLB’s common stock.  Additionally, former officers and directors of HGLB agreed to cancel 36,000,000 shares of common stock.

The unaudited pro-forma condensed consolidated financial statements have been developed from the unaudited records of HGLB and the unaudited records of Elevate.

The unaudited pro-forma condensed consolidated balance sheet as of March 31, 2011 is based upon the historical financial statements of HGLB and Elevate.  The unaudited pro-forma condensed consolidated balance sheet is presented as if the reverse merger acquisition had occurred on March 31, 2011.

The unaudited pro-forma condensed consolidated statement of operations for the three months ended March 31, 2011 is based upon the historical financial statements of HGLB and Elevate, after giving effect to the reverse merger acquisition.  The unaudited pro-forma condensed consolidated statement of operations is presented as if the acquisition had occurred at the beginning of the period.

2.  PRO-FORMA ADJUSTMENTS

The pro-forma adjustments included in the unaudited condensed consolidated financial statements are as follows:

(1)	Net effect of the elimination of all of the assets, liabilities and operations of HGLB.
(2)	Recapitalization due to reverse merger of HGLB and Elevate.

HIGHLAND BUSINESS SERVICES, INC. AND ELEVATE MARKETING GROUP, LLC

INDEX TO CONSOLIDATED PRO FORMA FINANCIAL INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2010

UNAUDITED PRO FORMA

Page
Pro Forma Condensed Consolidated Balance Sheet	H-1
Pro Forma Condensed Consolidated Statement of Operations	H-2
Notes to Pro Forma Consolidated Financial Information	H-3

Highland Business Services, Inc.
Pro-Forma Consolidated Balance Sheet
December 31, 2010
(unaudited)

			Pro-Forma	Pro-Forma
	Highland	Elevate	Adjustments	Consolidated
ASSETS

Current assets:
Cash	$144	$4,915	$(144)	$4,915
Accounts receivable	455	-	(455)	-
Prepaid expenses	-	-	-	-
Inventory	-	43,200	-	43,200
Total Current Assets	599	48,115	(599)	48,115

Property and equipment, net	-	148,214	-	148,214

Other assets:
Other assets	-	-	-	-
Total Other Assets	-	-	-	-

Total Assets	$599	$196,329	$(599)	$196,329

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$-	$165,873	$-	$165,873
Accrued expenses	-	11,607	-	11,607
Accrued income taxes	-	-	-	-
Accrued interest payable	-	4,113	-	4,113
Loans payable	-	401,000	-	401,000
Loans payable - related parties	-	55,585	-	55,585
Total current liabilities	-	638,178	-	638,178

Total Liabilities	-	638,178	-	638,178

Stockholders' equity (deficit):
Membership interest	-	(441,849)	441,849	-
Common stock	41,676	-	(17,000)	24,676
Additional paid in capital	69,311	-	(69,311)	-
Retained earnings	(110,388)	-	(356,137)	(466,525)
Total Stockholders' Equity (Deficit)	599	(441,849)	(599)	(441,849)

Total Liabilities and Stockholders' Equity (Deficit)	$599	$196,329	$(599)	$196,329

Highland Business Services, Inc.
Pro-Forma Consolidated Statement
For the Year Ended December 31, 2010
(unaudited)

			Pro-Forma	Pro-Forma
	Highland	Elevate	Adjustments	Consolidated

Operating revenue:
Alarm Sales	$-	$133,349	$-	133,349
Other revenue	-	-	-	-
Total revenue	-	133,349	-	133,349

Operating expenses:
Direct cost of services	-	-	-	-
Other costs of revenue	-	5,485	-	5,485
Total direct cost of services	-	5,485	-	5,485

Legal and professional	12,316	78,160	(12,316)	78,160
Selling, general and administrative	16,554	234,555	(16,554)	234,555
Contract Labor	-	143,035	-	143,035
Advertising and marketing	-	17,650	-	17,650
Depreciation and amortization	-	1,786	-	1,786
Total operating expenses	28,870	475,186	(28,870)	475,186

Net (loss) from operations	(28,870)	(347,322)	28,870	(347,322)

Other income and (expense)
Interest expense	-	(4,113)	-	(4,113)
Other income (expense)	5,024	-	(5,024)	-
Total other income (expense)	5,024	(4,113)	(5,024)	(4,113)

Net (loss) before income taxes	(23,846)	(351,435)	23,846	(351,435)

Income tax expense	-	-	-	-

Net (loss)	$(23,846)	$(351,435)	$23,846	$(351,435)

HIGHLAND BUSINESS SERVICES, INC. AND ELEVATE MARKETING GROUP, LLC
NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010

1.  BASIS OF PRESENTATION FOR PRO-FORMA FINANCIAL STATEMENTS

On March 2, 2011, Highland Business Services, Inc. (“HGLB”) acquired 100% of Elevate Marketing Group, LLC (“Elevate”) in exchange for a total of 19,000,000 restricted shares of HGLB’s common stock.  Additionally, former officers and directors of HGLB agreed to cancel 36,000,000 shares of common stock.

The unaudited pro-forma condensed consolidated financial statements have been developed from the unaudited records of HGLB and the audited records of Elevate.

The unaudited pro-forma condensed consolidated balance sheet as of December 31, 2010 is based upon the historical financial statements of HGLB and Elevate.  The unaudited pro-forma condensed consolidated balance sheet is presented as if the reverse merger acquisition had occurred on December 31, 2010.

The unaudited pro-forma condensed consolidated statement of operations for the year ended December 31, 2010 is based upon the historical financial statements of HGLB and Elevate, after giving effect to the reverse merger acquisition.  The unaudited pro-forma condensed consolidated statement of operations is presented as if the acquisition had occurred at the beginning of the period.

2.  PRO-FORMA ADJUSTMENTS

The pro-forma adjustments included in the unaudited condensed consolidated financial statements are as follows:

(1)	Net effect of the elimination of all of the assets, liabilities and operations of HGLB.
(2)	Recapitalization due to reverse merger of HGLB and Elevate.